UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K
 ____________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2016

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Del Taco Restaurants, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-36197	46-3340980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
25521 Commercentre Drive
Lake Forest, CA 92630
(Address of Principal executive offices, including Zip Code)

(949) 462-9300
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

The information set forth in Item 7.01 below is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure
On January 11, 2016, Del Taco Restaurants, Inc. (the “Company” or “Del Taco”) issued a press release announcing preliminary unaudited sales results for the fiscal fourth quarter ended December 29, 2015 and updated guidance for fiscal year ended December 29, 2015. A copy of the press release is attached hereto as Exhibit 99.1.
The information in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events
The Company today announced preliminary unaudited fiscal fourth quarter 2015 sales results and updated guidance for fiscal fourth quarter and fiscal year ended December 29, 2015. In the fourth quarter ended December 29, 2015:

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Company’s system-wide comparable restaurant sales grew approximately 5.8% and company-owned comparable restaurant sales grew approximately 5.9%, marking the ninth and fourteenth consecutive quarter of gains, respectively.

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Company-owned comparable restaurant sales in the quarter ended December 29, 2015 is comprised of check growth of 6.0%, including over 2% of menu mix growth, and approximately flat transactions at (0.1%).

•	Total revenue of approximately $133.4 million, representing 6.1% growth from the fiscal fourth quarter of 2014.

•	Restaurant sales of approximately $128.1 million, representing 6.0% growth from the fiscal fourth quarter of 2014.

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Based on updated 2015 guidance, the Company announced guidance for Adjusted EBITDA, a non-GAAP financial measure, for fourth quarter 2015 as being at least $21.0 million, representing at least 7% growth from the previous year’s fiscal fourth quarter.

Based upon these preliminary unaudited sales results for fiscal fourth quarter 2015, the Company today announced the following updated guidance for fiscal year 2015, a 52 week period ending December 29, 2015:

•	System-wide same store sales growth of approximately 6.3%, including 6.4% for company-owned restaurants and 6.2% for franchise restaurants.

•	Total revenue of approximately $424.0 million.

•	Total company restaurant sales of approximately $407.6 million.

•	Restaurant contribution margin of at least 19.7% (representing the high end of the previously guided range).

•	General & administrative expenses between approximately $32.3 and $32.5 million, including non-cash stock-based compensation of approximately $2.1 million.

•	Adjusted EBITDA of at least $64.8 million (representing the high end of the previously guided range).

•	Twelve system-wide restaurant openings, including six company-owned restaurants.
The Company opened three company-owned and six franchise restaurants during the fiscal fourth quarter of fiscal year 2015, resulting in twelve system-wide openings during fiscal year 2015. One company-owned restaurant previously expected to open last year was delayed due to significant rains in Georgia and opened on January 6, 2016. Additionally, Del Taco closed twelve previously discussed underperforming company-owned restaurants late in the fiscal fourth quarter of fiscal year 2015.

The expected sales results are preliminary and unaudited, have not been reviewed by our independent registered public accountants, and remain subject to the completion of normal quarter-end accounting procedures and adjustments and are subject to change. The Company expects to release financial and operating results for its fiscal fourth quarter and fiscal year ended December 29, 2015 during March 2016.
The updated 2015 guidance is based on preliminary sales results, is unaudited, has not been reviewed by our independent registered public accountants, and remains subject to change in connection with the preparation of the audited financial statements for the year ended December 29, 2015.
Forward-Looking Statements
In addition to historical information, this Form 8-K may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, information concerning Del Taco’s possible or assumed future results of operations, business strategies, competitive position, industry environment, potential growth opportunities and the effects of regulation. These statements are based Del Taco’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” “preliminary,” “guidance” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Del Taco’s management’s control that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks included, without limitation, consumer demand, our inability to successfully open company-owned or franchised restaurants or establish new markets, competition in our markets, our inability to grow and manage growth profitably, adverse changes in food and supply costs, our inability to access additional capital, changes in applicable laws or regulations, food safety and foodborne illness concerns, our inability to manage existing and to obtain additional franchisees, our inability to attract and retain qualified personnel, our inability to profitably expand into new markets, and the possibility that we may be adversely affected by other economic, business, and/or competitive factors. Additional risks and uncertainties are identified and discussed in Del Taco’s reports filed with the SEC.
Key Financial Definitions
Comparable restaurant sales growth reflects the change in year-over-year sales for the comparable company, franchise and total system restaurant base. Restaurants are included in the comparable store base in the accounting period following its 18th full month of operations and excludes restaurant closures.
Restaurant contribution is defined as company restaurant sales less restaurant operating expenses, which are food and paper costs, labor and related expenses and occupancy and other operating expenses. Restaurant contribution margin is defined as restaurant contribution as a percentage of company restaurant sales. Restaurant contribution and restaurant contribution margin are neither required by, nor presented in accordance with, GAAP.
Adjusted EBITDA is defined as net income/loss prior to interest expense, income taxes, and depreciation and amortization, as adjusted to add back certain charges, such as stock-based compensation expense and transaction-related costs, as these expenses are not considered an indicator of ongoing company performance. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to operating income or net income/loss as a measure of operating performance or cash flows or as measures of liquidity. Non-GAAP financial measures are not necessarily calculated the same way by different companies and should not be considered a substitute for or superior to GAAP results. Adjusted EBITDA is a financial measure that was not calculated in accordance with GAAP.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release issued on January 11, 2016

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL TACO RESTAURANTS, INC.

By:	/s/ Steven L. Brake
Name:	Steven L. Brake
Title:	Executive Vice President and Chief Financial Officer

Date: January 11, 2016